                                                                 EXHIBIT 10.51










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                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of March 1, 2000

                                      among

                         E. SPIRE COMMUNICATIONS, INC.,

                     THE HUFF ALTERNATIVE INCOME FUND, L.P.,

                   GREENWICH STREET CAPITAL PARTNERS II, L.P.,
                            GSCP OFFSHORE FUND, L.P.,
                              GREENWICH FUND, L.P.,
                     GREENWICH STREET EMPLOYEES FUND, L.P.,
                          TRV EXECUTIVE FUND, L.P. and

               such other Parties as may become Signatories hereto

                      Series A Convertible Preferred Stock




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
TABLE OF CONTENTS

                                                                                           Page
ARTICLE I

         CERTAIN DEFINITIONS............................................................      2
         Section 1.1.  Certain Definitions..............................................      2
ARTICLE II

         ORIGINAL ISSUE OF WARRANTS.....................................................      8
         Section 2.1.  Form of Warrant Certificates and Dating..........................      8
         Section 2.2.  Legends..........................................................      8
ARTICLE III

         EXERCISE OF WARRANTS...........................................................      9
         Section 3.1.  Exercise Price...................................................      9
         Section 3.2.  Exercise; Restrictions on Exercise; Expiration...................      9
         Section 3.3.  Method of Exercise; Payment of Exercise Price....................     10
ARTICLE IV

         ADJUSTMENTS....................................................................     12
         Section 4.1.  Adjustments......................................................     12
         Section 4.2.  Notice of Adjustment.............................................     18
         Section 4.3.  Statement on Warrants............................................     18
         Section 4.4.  Notice of Consolidation, Merger or Sale of Assets................     18
         Section 4.5.  Fractional Interests.............................................     19
         Section 4.6.  No Dilution or Impairment........................................     19
         Section 4.7.  No Adjustments for Certain Issuances.............................     19
ARTICLE V

         DECREASE IN EXERCISE PRICE.....................................................     19
         Section 5.1.  Exercise Price...................................................     19
ARTICLE VI

         RESERVATION AND AUTHORIZATION OF COMMON SHARES.................................     20
         Section 6.1.  Reservation and Authorization....................................     20
         Section 6.2.  Covenant Regarding Securities....................................     20
         Section 6.3.  Registration.....................................................     20
ARTICLE VII

         WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER...............................     21
         Section 7.1.  Transfer and Exchange............................................     21
         Section 7.2.  Special Transfer Provisions......................................     22
         Section 7.3.  Surrender of Warrant Certificates................................     22
         Section 7.4.  Rule 144 and Rule 144A Information...............................     23


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
ARTICLE VIII

         HOLDERS........................................................................     23
         Section 8.1.  Holder Not Deemed a Stockholder..................................     23
         Section 8.2.  Right of Action..................................................     23
ARTICLE IX

         REGISTRATION RIGHTS............................................................     23
         Section 9.1.  Intentionally omitted............................................     23
         Section 9.2.  Warrant Shelf Registration Statement.............................     24
(b)      Subsequent Shelf Registrations.................................................     24
(d)      Suspension of Shelf Registration...............................................     25
(e)      Deferral Period................................................................     25
ARTICLE X

         MISCELLANEOUS..................................................................     35
         Section 10.1.  Loss or Mutilation..............................................     35
         Section 10.2.  Payment of Taxes................................................     35
         Section 10.3.  No Merger, Consolidation or Sale of Assets or the Company.......     35
         Section 10.4.  Reports to Holders..............................................     36
         Section 10.5.  Notices.........................................................     36
         Section 10.6.  Subsequent Purchaser............................................     37
         Section 10.7.  Governing Law...................................................     38
         Section 10.8.  Headings........................................................     38
         Section 10.9.  Severability....................................................     38
         Section 10.10.  Amendment; Waiver..............................................     38
         Section 10.11.  No Inconsistent Agreements.....................................     38
         Section 10.12.  Counterparts...................................................     38
EXHIBIT A
         FORM OF WARRANT................................................................    A-1
WARRANTS TO PURCHASE SHARES OF COMMON STOCK.............................................    A-1
FORM OF REVERSE OF WARRANT..............................................................    A-4
FORM OF ASSIGNMENT......................................................................    A-5


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
                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (the "Agreement") is dated as of March 1, 2000, among e.spire Communications, Inc., a Delaware corporation (the "Company"), The Huff Alternative Income Fund, L.P. ("Huff"), Greenwich Street Capital Partners II, L.P., GSCP Offshore Fund, L.P., Greenwich Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P. (collectively, "Greenwich", and collectively with Huff, the "Initial Purchasers") and such other parties who may be made a signatory hereto from time to time (the "Subsequent Purchasers," and, collectively with the Initial Purchasers, the "Purchasers").

                  WHEREAS, concurrently herewith, the Company has entered into the (i) Purchase Agreement, dated the date hereof with Huff (the "Huff Purchase Agreement"), pursuant to which the Company has agreed to issue and sell to Huff an aggregate of 100,000 Units (as defined herein), and (ii) Purchase Agreement, dated the date hereof with Greenwich (the "Greenwich Purchase Agreement," and, collectively with the Huff Purchase Agreement, the "Purchase Agreements"), pursuant to which the Company has agreed to issue and sell to Greenwich an aggregate of 25,000 Units.

                  WHEREAS, each Unit consists of (i) one (1) share of Series A Convertible Preferred Stock, par value $1.00 per share (the "Initial Preferred Stock"), initially convertible into 126.42225 shares of Common Stock (as defined herein) at a conversion price of $7.91 per share (subject to adjustment) and
(ii) one (1) warrant (the "Warrant") initially exercisable to purchase 44.1 shares of Common Stock at an exercise price of $9.89 per share (subject to adjustment).

                  WHEREAS, in addition to the sale of the Units to the Initial Purchasers, the Company has agreed to use its reasonable efforts to sell to other purchasers (which purchasers will exclude the Initial Purchasers) acceptable to the Company's Board of Directors up to $125 million of additional Units consisting of preferred stock (the "Additional Preferred Stock" and collectively, with the Initial Preferred Stock, the "Preferred Stock") and warrants on the same (or, as provided in the Purchase Agreements, more favorable to the Company) terms and conditions set forth in the Purchase Agreements.

                  WHEREAS, the execution and delivery of this Agreement is a condition to the Initial Purchasers' obligations to purchase the Units pursuant to the Purchase Agreements.

                  In consideration of the foregoing and of the agreements entered into in connection with the Purchase Agreements, the Company and the Purchasers hereby agree as follows:

1.       Definitions

                  As used in this Agreement, the following terms shall have the following meanings:

                  Additional Dividends: See Section 4 hereof.

                  Additional Preferred Stock: See recitals hereto.

                  Advice: See Section 5 hereof.

                  Agreement: See the introductory paragraphs hereto.

                  Certificate of Designation: The Certificate of Designation governing the Preferred Stock, as filed with the Secretary of State of the State of Delaware, as amended from time to time.

                  Closing Date: The date of each Closing (as defined in each of the Purchase Agreements).

                  Common Stock: Common stock, par value $.01 per share of the Company.

                  Company:  See the introductory paragraphs hereto.

                  Deferral Period: See Section 3(e) hereof.

                  Effectiveness Date: The 90th day after the Filing Date.

                  Effectiveness Period: See Section 3(a) hereof.

                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Filing Date: The later of (i) the 60th day after the Issue Date and (ii) if Additional Preferred Stock is being sold by the Company, the 15th day after the Final Closing (as such term is defined in the Purchase Agreements).

                  Greenwich: See introductory paragraph hereto.

                  Greenwich Purchase Agreement: See recitals hereto.

                  Holder: Any registered holder of Registrable Securities.

                  Huff: See introductory paragraph hereto.

                  Huff Purchase Agreement: See recitals hereto.

                  Indemnified Person: See Section 7(c) hereof.

                  Indemnifying Person: See Section 7(c) hereof.

                  Initial Preferred Stock: See recitals hereto.


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
                  Initial Purchasers: See introductory paragraph hereto.

                  Initial Shelf Registration: See Section 3(a) hereof.

                  Inspectors: See Section 5(n) hereof.

                  Issue Date: The date on which the Preferred Stock was first issued and sold to the Initial Purchasers.

                  Losses: See Section 7(a) hereof.

                  Majority Holders: See Section 5 hereof.

                  NASD: See Section 5(r) hereof.

                  Participant: See Section 7(a) hereof.

                  Person: An individual, partnership, corporation, limited liability company, unincorporated association, trust or joint venture, or a governmental agency or political subdivision thereof.

                  Preferred Stock: See the recitals hereto.

                  Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  Purchase Agreements: See the recitals hereto.

                  Purchasers: See the introductory paragraph hereto.

                  Records: See Section 5(n) hereof.

                  Registrable Securities: The (A) shares of Preferred Stock, the shares of Common Stock issuable upon conversion thereof and as dividends thereon and (B) any other securities issued by the Company in exchange for, as a dividend on or in connection with a split of or other adjustment to the terms of any such security in the foregoing clause (A); such securities shall cease to be Registrable Securities on the date that is the earliest to occur of: (i) the date on which any such security has been effectively registered under the Securities Act and disposed of in accordance with a Registration Statement, (ii) the date on which such security is distributed to the public pursuant to Rule 144 or is eligible for sale pursuant to Rule 144(k) under the Securities


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
Act (provided, however, that, for so long as (but only for so long as) a Registration Statement remains in effect hereunder for Registrable Securities of a Holder, no Registrable Securities of any other Holder shall cease to be Registrable Securities solely because they are eligible for sale pursuant to Rule 144(k)) and (iii) the date on which such security ceases to be outstanding.

                  Registration Statement: Any registration statement of the Company filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

                  Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  SEC: The Securities and Exchange Commission.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Shelf Registration: See Section 3(b) hereof.

                  Subsequent Purchaser: See introductory paragraph hereto.

                  Subsequent Shelf Registration: See Section 3(b) hereof.

                  Suspension Notice: See Section 3(d) hereof.

                  Suspension Period: See Section 3(d) hereof.

                  Transfer Agent: The Transfer Agent for the Preferred Stock or Common Stock.

                  Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.       Intentionally Omitted.


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
3.       Shelf Registration

                  (a) Shelf Registration. Subject to Section 3(e), the Company shall as promptly as reasonably practicable (but in any event prior to the Filing Date) file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on an appropriate form permitting registration of such Registrable Securities for resale by Holders.

                  The Company shall use its reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act (the "Effectiveness Period") or such shorter period ending when (i) all Registrable Securities have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or
(ii) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act or (iii) there are no longer any Registrable Securities outstanding.

                  (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale thereunder of all of the securities registered thereunder or there are no longer any Registrable Securities outstanding), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period or such shorter period ending when (i) all Registrable Securities have been sold in the manner set forth and as contemplated in the Subsequent Shelf Registration or (ii) there are no longer any Registrable Securities outstanding. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

                  (c) Supplements and Amendments. The Company shall use its reasonable best efforts to supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority of the shares of the Registrable Securities covered by such Registration Statement (on an as converted basis and taken together as a single class) or if reasonably requested by an underwriter, if any, of such Registrable Securities.

                  (d) Suspension of Shelf Registration. The Company's obligation to keep the Shelf Registration effective and usable for offers and sales of the Registrable Securities may be suspended by the Company if the Company, in good faith and for valid business reasons, determines that, without such suspension, the Company will suffer interference with any material financing, acquisition, corporate reorganization or other material transaction or development involving the Company. Any such period during which the Company fails to keep the Shelf Registration effective and usable for offers and sales of Registrable Securities is referred to as a "Suspension Period." A Suspension Period shall commence on and include the date that the Company gives written notice (the "Suspension Notice") to the Holders of Registrable Securities covered by the Shelf Registration that the Shelf Registration is no longer effective or the prospectus included therein is no longer usable for offers and sales of the Registrable Securities shall end on the earliest of (A) 90 days from the effective date of the Suspension Period or (B) the date the Holders of Registrable Securities covered by such registration are advised in writing by the Company that use of the prospectus may be resumed. Each Holder agrees that, upon receipt of any Suspension Notice, such Holder will forthwith discontinue (during the pendency of such Suspension Period) disposition of Registrable Securities pursuant to the Shelf Registration. During the pendency of any Suspension Period, the Company may not issue any securities, whether or not in a public offering, except for (i) issuances of Common Stock pursuant to an acquisition or other business combination transaction or upon exercise of options or warrants outstanding prior to such Suspension Period or (ii) pay-in-kind dividends, to the extent permitted, in respect of preferred stock outstanding prior to such Suspension Period. Notwithstanding anything to the contrary in this Section 3(d), the Company may only suspend the effectiveness of the Shelf Registration pursuant to this Section 3(d) if the Company suspends the effectiveness of any and all other registration statements maintained by the Company covering the Company's securities pursuant to Rule 415 or otherwise.

                  (e) Deferral Period. Notwithstanding anything to the contrary herein, the Company shall have the right to defer the filing of the Initial Shelf Registration pursuant to this Agreement for a period not to exceed 90 days after the Filing Date (the "Deferral Period") if, in the good faith determination of the Board of Directors of the Company, the filing of such Initial Shelf Registration would interfere with any material financing, acquisition, corporate reorganization or other material transaction or development involving the Company; provided, that during the pendency of any such Deferral Period, the Company may not issue any securities, whether or not in a public offering, except for (i) issuances of Common Stock pursuant to an acquisition or other business combination transaction or upon exercise of options or warrants outstanding prior to such Deferral Period or (ii) pay-in-kind dividends, to the extent permitted, in respect of preferred stock outstanding prior to such Deferral Period. In the event that the Company exercises its deferral rights pursuant to this Section 3(e), the Effectiveness Date shall be tolled for a period equal to the Deferral Period.

4.       Additional Dividends

                  The Company and the Purchasers agree that the Holders of Registrable Securities will suffer damages if the Company fails to fulfill its obligations under Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly,


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
without limiting any other rights or remedies the Holders may possess pursuant to this Agreement or under applicable law, the Company agrees to pay, as liquidated damages, additional dividends on the Preferred Stock (in either case, "Additional Dividends") under the circumstances and to the extent set forth in the Certificate of Designation and agrees that the Holders are entitled to injunctive and equitable relief without bond or security in the event of the Company's breach of any term or provision under Section 3.

5.       Registration Procedures

                  In connection with the filing of any Registration Statement pursuant to Section 3 hereof, the Company shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder the Company shall:

                  (a) Prepare and file with the SEC on or prior to the Filing Date, a Registration Statement as prescribed by Section 3 hereof, and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including, if requested in writing, copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five business days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority of the Registrable Securities (on an as-converted basis and taken together as a single class) covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object within two business days after the receipt thereof.

                  (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period (or such shorter period as may be specified in Section 3(a) or 3(b)); cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify the selling Holders of Registrable Securities, their counsel and the managing underwriters, if any, reasonably promptly (but in any event within five business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act, (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose,
(iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement, including an underwriting agreement, if any, contemplated by Section 5(m) hereof cease to be true and correct, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (d) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

                  (e) If requested by the managing underwriter or underwriters (if any), or the Holders of a majority of shares of Registrable Securities (on an as-converted basis and taken together as a single class) being sold in connection with an underwritten offering, if any, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, or its counsel determine is reasonably necessary to be included therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

                  (f) Furnish to each selling Holder of Registrable Securities who so requests in writing and to counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested in writing, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                  (g) Deliver to each selling Holder of Registrable Securities, its respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request in writing; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Securities and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by, such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, to use its reasonable best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, or the managing underwriter shall reasonably request; provided, however, that where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause the Company's counsel to perform Blue Sky investigations, if necessary, and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or be subject to taxation in any jurisdiction in which it is not so subject.

                  (i) Cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

                  (j) Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities in the United States except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

                  (k) Upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Sections 3(d) and 5(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (l) Prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Transfer Agent with certificates for the Registrable Securities (if any) in a form eligible for deposit with The Depository Trust Company and (ii) provide CUSIP numbers for the Registrable Securities.

                  (m) In connection with an underwritten offering, if any, of Registrable Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary for the managing underwriter or underwriters in underwritten offerings of securities similar to the Preferred Stock and Common Stock and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily requested by the managing underwriter or underwriters to be made by issuers to underwriters in underwritten offerings of securities similar to the Preferred Stock and Common Stock, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of securities similar to the Preferred Stock and Common Stock and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) if entitled, obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the Preferred Stock and Common Stock and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures in customary form and covering matters customarily covered in connection with underwritten offerings of securities similar to the Preferred Stock and Common Stock with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

                  (n) Make available for inspection by any selling Holder of the Registrable Securities being sold, the underwriter, if any, participating in any such disposition of Registrable Securities, and any attorney, accountant or other agent retained by any such selling Holder or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that Records that the Company determines, in good faith, to be confidential and which Records the Company notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the Inspector provides prior written notice to the Company of such disclosure and
(B)(i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the reasonable opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or any transactions contemplated hereby or arising hereunder or (iv) the information in such Records has been made generally available to the public (other than as a result of an impermissible disclosure or failure to safeguard by the Inspectors). Each selling holder of Registrable Securities will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public (other than as a result of an impermissible disclosure or failure to safeguard by such person). Each selling Holder of Registrable Securities will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

                  (o) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90-days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                  (p) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with the filings, if any, required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                  (q) Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

                  (r) Use its reasonable best efforts to have the shares of Common Stock issued upon conversion of the Preferred Stock listed on any national securities exchange or quotation system on or through which the Company's Common Stock is then listed or admitted to trading.

                  In any underwritten public offering, the underwriters that will administer the offering will be selected by Huff (if it is participating in such offering) or (if Huff is not so participating) by the Holders of a majority of the Registrable Securities (on an as-converted basis and taken together as a single class) participating in such offering (Huff or such other Holders, the "Majority Holders") with the prior written consent of the Company which consent shall not be unreasonably withheld. No Holder of Registrable Securities may participate in an underwritten public offering hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting agreements approved by the Majority Holders included in such offering and (b) completes and executes all customary and appropriate questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreements.

                  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within 20 business days after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

                  Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus to be sold by such Holder until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

6.       Registration Expenses

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not a Shelf Registration is filed or becomes effective. Notwithstanding the foregoing, the Holders of any shares of Registrable Securities being registered shall pay all underwriting discounts, commissions and placement agent fees attributable to the sale of their securities.

                  (b) The Company shall reimburse the Holders of the Registrable Securities being registered in a Shelf Registration for the reasonable fees and disbursements for one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority of the Registrable Securities (on an as-converted basis and taken together as a single class), all such reasonable fees and expenses not to exceed $50,000 in the aggregate.

7.       Indemnification

                  (a) The Company agrees to indemnify and hold harmless each Holder of shares of Registrable Securities and its affiliates, the officers, directors, employees, members, partners (whether general or limited) and agents of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the officers, directors, employees, members, partners (whether general or limited) and agents of each such control Person (each, a "Participant"), from and against any and all losses, claims, damages, expenses, penalties, costs of investigation and other liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted and whether or not such Participant is a party to any action or proceeding out of which such expenses arise) (collectively, "Losses") caused by, arising out of or based upon the Company's breach of any material obligation or covenant in this Agreement, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such Losses are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by such Participant expressly for use therein; provided, however, that the Company will not be required to indemnify a Participant (A) if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Securities sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) shall have been determined by a court of competent jurisdiction by final and non-appealable judgment (or stipulated in a settlement agreement reached by all parties involved in any action or proceeding related to such claim) to have been the result of noncompliance by the Company with this Agreement or (B) if (i) such Participant disposed of Registrable Securities to the Person asserting a claim (based on an untrue statement or alleged untrue statement or omission or alleged omission) pursuant to a Shelf Registration and sent or delivered, or was required by law to send or deliver, a Prospectus to such Person in connection with such disposition, and (ii) such Participant actually received a Suspension Notice or other notice referred to in the penultimate paragraph of Section 5 prior to the date of such disposition and
(iii) such untrue statement or
alleged untrue statement or omission or alleged omission was the reason for the Suspension Notice or other notice referred in such penultimate paragraph of
Section 5.

                  (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers who sign the Registration Statement and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only (i) for Losses actually incurred by such Persons to the extent such Losses are based on information relating to such Participant furnished to the Company in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Company. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of its Registrable Securities under the relevant Registration Statement or Prospectus.

                  (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and to the extent such Indemnifying Person has been materially prejudiced by such failure, including, without limitation, that such failure results in the forfeiture by the Indemnifying Person of substantial rights and defenses). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed to retain counsel reasonably satisfactory to the Indemnified Person and has assumed the Indemnified Person's defense in a timely fashion or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnified Person shall have been advised by counsel that the Indemnified Person may have available to it different defenses that those available to the Indemnifying Person or that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct due to differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons as described in the immediately preceding sentence, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be advanced or reimbursed promptly as they are incurred. Any such separate firm for the Participants shall be designated in writing by the Holders of a majority of the Registrable Securities (on an as-converted basis and taken together as a single class) and any such separate firm for the Company, its directors, its officers and such control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

                  (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any Losses referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses in such proportion as is appropriate to reflect (i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Registrable Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Participant or such other Indemnified Person in writing expressly for use in the relevant Registration Statement, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of its Registrable Securities under the relevant Registration Statement or Prospectus.

                  (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Securities exceeds the amount of any Losses that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution agreements contained in this Section 7 will be in addition to any liability that the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.       Rule 144

                  So long as any shares of Registrable Securities are outstanding, the Company will provide to holders of the Registrable Securities and file with the SEC copies of the annual reports and any of the information, documents and other reports that the Company would have been required to file with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act regardless of whether the Company is obligated to file such reports. The Company further covenants for so long as any Registrable Securities remain outstanding, to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner, the information required by Rule 144(c) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144.

9.       Miscellaneous

                  (a) Subsequent Purchaser. Each party who enters into a purchase agreement from time to time with the Company as an additional purchaser of the Additional Preferred Stock shall execute a counterpart to this Agreement and shall be deemed a Subsequent Purchaser. Such party shall be bound by all relevant terms and provisions contained herein pertaining to a Subsequent Purchaser and shall have all the rights and privileges contained herein granted to a Subsequent Purchaser; notwithstanding the foregoing, such party may also be a Holder bound by all relevant terms and provisions pertaining hereto and having all the rights and privileges pertaining hereto.

                  (b) No Inconsistent Agreements. The Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that conflicts with the provisions hereof.

                  (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority of the then outstanding shares of Registrable Securities (on an as-converted basis and taken together as a single class); provided, however, that the definition of Registrable Securities, Sections 7 and 8 and this Section 9(c) may not be amended, modified or supplemented without the prior written consent of each Holder (including, for purposes of Section 7 only, any person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions of this Agreement (other than the definition of Registrable Securities, Sections 7 and 8 and this Section 9(c)) with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of shares of the Registrable Securities (on an as-converted basis and taken together as a single class) being sold by such Holders pursuant to such Registration Statement. Any amendment, modification or supplement to this Agreement which is favorable to Huff and does not treat all Holders uniformly shall apply equally to Greenwich.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

                  1. if to a Holder of Registrable Securities, at the most current address of such Holder on the stock books of the Company with a copy in like manner to the Initial Purchasers as follows:


                           The Huff Alternative Income Fund L.P.
                           1776 On the Green
                           67 Park Place
                           Morristown, NJ 07960
                           Facsimile No:  (973) 984-5818
                           Attention:  Joseph Thornton, Esq.

                           with a copy to:

                           Proskauer Rose LLP
                           1585 Broadway
                           New York, NY 10036
                           Facsimile No:  (212) 969-2900
                           Attention:  Peter G. Samuels, Esq.

                                    - and -

                           Greenwich Street Capital Partners II, L.P.
                           GSCP Offshore Fund, L.P.
                           Greenwich Fund, L.P.
                           Greenwich Street Employees Fund, L.P.
                           TRV Executive Fund, L.P.
                           c/o  Greenwich Street Investments II, L.L.C.,
                                 General Partner
                           388 Greenwich Street
                           New York, NY  10010
                           Facsimile No.: (212) 816-0166
                           Attention:  Matthew Kaufman

                           with a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, NY  10153
                           Facsimile No.: (212) 310-8007
                           Attention:  Michael Nissan, Esq.

                  2.       if to the Company, at the address as follows:

                           e.spire Communications, Inc.
                           12975 Worldgate Drive
                           Herndon, VA  21070
                           Facsimile No:  (703) 639-6023
                           Attention:  Riley M. Murphy, Esq.

                           with a copy to:

                           Davis, Polk & Wardwell
                           450 Lexington Avenue
                           New York, NY  10017
                           Facsimile No.:  (212) 450-4300
                           Attention:  Richard Drucker, Esq.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Securities.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any counterpart executed by a Subsequent Purchaser shall, when so executed, be deemed to be an original and, taken together with all other counterparts executed in connection with this Agreement, shall constitute one and the same agreement.

                  (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of shares of Registrable Securities is required hereunder, Registrable Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (k) Third Party Beneficiaries. Holders of Registrable Securities and Participants are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

                  (l) Entire Agreement. This Agreement, together with the Purchase Agreements and any purchase agreement entered into between the Subsequent Purchasers and the Company in connection with the issuance and sale of Additional Preferred Stock, are intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Purchasers on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                E.SPIRE COMMUNICATIONS, INC.

                                By:
                                     --------------------------------------
                                     Name:
                                     Title:


                                THE HUFF ALTERNATIVE INCOME FUND, L.P.

                                By:
                                     --------------------------------------
                                     Name:
                                     Title:


                                GREENWICH STREET CAPITAL PARTNERS II,
                                L.P.

                                By:  Greenwich Street Investors II, L.L.C.,
                                     general partner

                                By:
                                     --------------------------------------
                                     Name:
                                     Title:


                                GSCP OFFSHORE FUND L.P.

                                By:  Greenwich Street Investors II, L.L.C.,
                                     general partner

                                By:
                                     --------------------------------------
                                     Name:
                                     Title:


                                GREENWICH FUND, L.P.

                                By:  Greenwich Street Investors II, L.L.C.,
                                     general partner

                                By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                GREENWICH STREET EMPLOYEES FUND, L.P.

                                By:  Greenwich Street Investors II, L.L.C.,
                                     general partner

                                By:
                                     --------------------------------------
                                     Name:
                                     Title:


                                TRV EXECUTIVE FUND, L.P.

                                By:  Greenwich Street Investors II, L.L.C.,
                                     general partner

                                By:
                                     --------------------------------------
                                     Name:
                                     Title:

Subsequent Purchaser:           THE HONEYWELL INTERNATIONAL INC.
                                MASTER RETIREMENT TRUST

                                By:  Northern Trust Company,
                                     as trustee


                                By:
                                     --------------------------------------
                                     Name:
                                     Title:


                                       23